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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 21, 2005



                                 PERRIGO COMPANY
                        --------------------------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                         0-19725                      38-2799573
---------------                   ------------                ----------------
(State of other                   (Commission                 (IRS Employer
Jurisdiction of                   File Number)                 Identification
 Incorporation)                                                     No.)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Employment Agreement with Chief Financial Officer

On July 21, 2005, Perrigo and Douglas R. Schrank, Executive Vice President and Chief Financial Officer of Perrigo, entered into an Employment Agreement (the "Schrank Agreement"). The term of the Schrank Agreement is June 27, 2005 through June 30, 2006, subject to automatic one-year renewals unless either party provides written notice of non-renewal to the other party at least 90 days before the last day of the term. The Schrank Agreement provides for an annual base salary plus an incentive bonus and grants of equity compensation.

The foregoing description of the Schrank Agreement is qualified in its entirety by reference to the text of the Schrank Agreement, which is attached as Exhibit
10.1 hereto and incorporated herein by reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      10.1. Employment Agreement dated as of July 21, 2005 by and between Perrigo Company and Douglas R. Schrank.



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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERRIGO COMPANY
                                    (Registrant)



                                    By:   /s/  Todd W. Kingma
                                         --------------------------------------
Dated: July 22, 2005                      Todd W. Kingma
                                          Senior Vice President, Secretary and
                                          General Counsel



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                                  EXHIBIT INDEX

  10.1. Employment Agreement dated as of July 21, 2005 by and between Perrigo Company and Douglas R. Schrank.